                                STATE OF NEBRASKA

United States of America,    } ss.                            Secretary of State
State of Nebraska            }                                State Capitol
                                                              Lincoln, Nebraska

                   I, John A. Gale, Secretary of State of the
                   State of Nebraska, do hereby certify that

                    METROPOLITAN TOWER LIFE INSURANCE COMPANY

A CORPORATION FILED DOMESTICATION DOCUMENTS ON APRIL 16, 2018 WITH AN EFFECTIVE DATE OF APRIL 27, 2018 AT 5:30 P.M. EASTERN TIME AGREEING TO BE BOUND TO THE LAWS OF NEBRASKA.

I FURTHER CERTIFY THAT ATTACHED ARE TRUE AND CORRECT COPIES OF THE ABOVE MENTIONED DOMESTICATION DOCUMENTS.

           THIS CERTIFICATE IS NOT TO BE CONSTRUED AS AN ENDORSEMENT,
         RECOMMENDATION, OR NOTICE OF APPROVAL OF THE ENTITY'S FINANCIAL
                 CONDITION OR BUSINESS ACTIVITIES AND PRACTICES.

         In Testimony Whereof,
                                             I have hereunto set my hand and
                                              affixed the Great Seal of the
             [LOGO OF SEAL]                 State of Nebraska on this date of
                                                     APRIL 16, 2018


                                                    /s/ John A. Gale
                                                        ------------------------
                                                        John A. Gale

                                                        Secretary of State

                            ARTICLES OF DOMESTICATION

                                       OF

                    METROPOLITAN TOWER LIFE INSURANCE COMPANY
                    -----------------------------------------

Metropolitan Tower Life Insurance Company (the "Corporation") hereby submits these Articles of Domestication pursuant to NEB. REV. STAT. 21-2,129.

     1. The name of the Corporation immediately before the filing of these Articles of Domestication was Metropolitan Tower Life Insurance Company. The Corporation shall use the same name as domesticated in Nebraska.

     2. The jurisdiction of incorporation of the Corporation immediately before the filing of these Articles of Domestication was Delaware. The Corporation was incorporated as a Delaware domestic life insurance company on March 4, 1982.

     3. Domestication of the Corporation in Nebraska was duly authorized as required by the laws of the State of Delaware, the jurisdiction in which the Corporation was incorporated immediately before its domestication in Nebraska.

     4. Amended and Restated Articles of Incorporation for the Corporation are attached hereto as Exhibit A and incorporated herein by reference.

     5. The effective time of the domestication effected hereby shall be 5:30 p.m. (Eastern Time) April 27, 2018 (the "Effective Time").
                                              --------------

     IN WITNESS WHEREOF, Metropolitan Tower Life Insurance Company has caused these Articles of Domestication of Metropolitan Tower Life Insurance Company to be executed by its President and Secretary this 27 day of March, 2018.

                                       METROPOLITAN TOWER LIFE INSURANCE COMPANY

                                       By: /s/ Marlene Debel
                                           -------------------------------------
                                           Marlene Debel
                                           President

                                       By: /s/ Tyla Reynolds
                                           -------------------------------------
                                           Tyla Reynolds
                                           Secretary

                          EXHIBIT A TO THE ARTICLES OF
                      DOMESTICATION - AMENDED AND RESTATED
                          ARTICLES OF INCORPORATION OF
                       METROPOLITAN TOWER LIFE INSURANCE
                                     COMPANY

                              AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                       OF
                   METROPOLITAN TOWER LIFE INSURANCE COMPANY
                             a Nebraska corporation

Metropolitan Tower Life Insurance Company (the "Corporation") hereby adopts the following Amended and Restated Articles of Incorporation for the Corporation. The Corporation was originally incorporated as a Delaware domestic life insurance company under the name Metropolitan Tower Insurance Company on March 4, 1982. Effective March 25, 1982, the Corporation changed its name to METROPOLITAN TOWER LIFE INSURANCE COMPANY. The Corporation is executing and filing these Amended and Restated Articles of Incorporation ("Articles of Incorporation") pursuant to the applicable provisions of the Nebraska Model Business Corporation Act and the insurance laws of the State of Nebraska for the purpose of redomesticating the Corporation to Nebraska (the "Redomestication").

                                    ARTICLE I
                               Name of Corporation
                               -------------------

The name of this corporation is Metropolitan Tower Life Insurance Company.

                                   ARTICLE II
                         Registered Office and Address
                         -----------------------------

The street address of the initial registered office shall be c/o C T Corporation System, 5601 South 59th Street, Lancaster County, Lincoln, Nebraska 68516 and the name of the registered agent shall be C T Corporation System, 5601 South 59th Street, Lancaster County, Lincoln, Nebraska 68516.

                                   ARTICLE III
                                Authorized Shares
                                -----------------

The aggregate number of shares which the Corporation shall have authority to issue is 6,000 shares of stock consisting of Preferred Common and Common Stock.

The total number of shares of Preferred Stock that this Corporation shall have authority to issue is 2,000 shares, each with a par value of $1.00.

The total number of shares of Common Stock that this Corporation shall have authority to issue is 4,000 shares, each with a par value of $2,000.00.

The terms, including the preferences, limitations, voting powers and relative rights of the Preferred Stock are as follows: This Corporation's Board of Directors shall have the full authority permitted by law to divide the authorized and unissued shares of Preferred Stock into series, and to provide for the issuance of such shares (in an aggregate amount not exceeding the aggregate number of shares of Preferred Stock authorized by these Articles of Incorporation (as amended or restated from time to time)), as determined from time to time by the Board of Directors and stated, before the issuance of any shares thereof, in the resolution or resolutions providing for the issuance thereof. The Board of Directors shall have the authority to fix and determine and to amend the number of shares of any series of Preferred Stock that is wholly unissued or to be established and to fix and determine and to amend the designation, preferences, voting powers and limitations, and the relative, participating, optional or other rights, of any series of shares of Preferred Stock that is wholly unissued or to be established, including, without limiting the generality of the foregoing, the voting rights relating to shares of such series of Preferred Stock, the rate of dividend to which holders of shares of such series of Preferred Stock may be entitled, the rights of holders of shares of such series of Preferred Stock in the event of liquidation, dissolution or winding up of the affairs of this Corporation, the rights of holders of shares of such series of Preferred Stock to convert or exchange shares of such series of Preferred Stock for shares of any other capital stock or for any other securities, property or assets of this Corporation, and whether or not the shares of such series of Preferred Stock shall be redeemable and, if so, the term and conditions of such redemption. Before this Corporation shall initially issue shares of a series of Preferred Stock created under the applicable provisions of the Nebraska Model Business Corporation Act, articles of amendment setting forth the terms of such series in a form meeting the applicable requirements of the Nebraska Model Business Corporation Act shall be filed with the Secretary of State of the State of Nebraska in the manner prescribed by the Nebraska Model Business Corporation Act, and shall be effective without shareholder approval.

The terms, including the preferences, limitations, voting powers and relative rights of the Common Stock (subject to the preferences and rights of the Preferred Stock as determined by a resolution or resolutions of the Board of Directors pursuant to Section III of these Articles of Incorporation) are as follows: Except as otherwise expressly provided in these Articles of Incorporation or required pursuant to applicable law, each holder of Common Stock shall have the unlimited power to vote and in furtherance thereof, be entitled to one (1) vote for each share of Common Stock held as of the applicable record date on any matter that is submitted to a vote of the shareholders of this corporation (including, without limitation, any matter voted on at a shareholders' meeting).

                                   ARTICLE IV
                             Purpose of Corporation
                             ----------------------

The general nature of the business and the purposes of the Corporation shall be to issue all lines of insurance which are permitted under Nebraska Revised Statutes Section 44-201, as now or hereafter existing.

The Corporation shall have all incidental powers customarily exercised by such corporations for processing and developing its business as may be permitted or authorized. It shall also have power to exercise any general or specific grants of power provided in the statutes of the State of Nebraska.

                                    ARTICLE V
                                  Organization
                                  ------------

The Corporation is organized under the Statutes of the State of Nebraska and shall conduct its business pursuant to the Nebraska Statutes now or hereafter applicable to such a corporation. The operation of the Corporation may be extended to any other state, territory, or foreign country with power to comply with all legal and regulatory requirements and demands thereof when and as authorized by the Board of Directors. Said Board may authorize and approve the issuance of policies, and fix the premiums relating thereto.

                                   ARTICLE VI
                             Officers and Directors
                             ----------------------

The officers of the Corporation shall consist of such officers as the Bylaws may provide. The manner of election of officers and the terms of such officers shall be such as the Bylaws may provide.

The Board of Directors of the Corporation shall consist of such number of directors as shall be specified in the Bylaws of the Corporation. The directors shall be elected, in such class or classes and for such term or terms as the Bylaws may provide. The Board of Directors shall have the general management and control of the business of the Corporation.

                                   ARTICLE VII
                        Personal Liability of Directors
                        -------------------------------

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for: (i) the amount of a financial benefit received by a director to which the director is not entitled, (ii) an intentional infliction of harm on the Corporation or its shareholders, (iii) a violation of Section 21-2,104 of the Nebraska Model Business Corporation Act (including paying or approving a dividend which is in violation of Nebraska law), or (iv) an intentional violation of criminal law.

If the Nebraska Model Business Corporation Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of this Corporation shall be eliminated or limited to the fullest extent permitted by the Nebraska Model Business Corporation Act as so amended.

Any repeal or modification of the foregoing Article VII by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                  ARTICLE VIII
                   Indemnification of Directors and Officers
                   -----------------------------------------

To the fullest extent permitted by the laws of the State of Nebraska, the Corporation shall indemnify any person, who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal, by reason of the fact that such person (i) is or was a director or officer of the Corporation (but not also an employee of the Corporation or any of its affiliates) or (ii) with respect to acts or omissions prior to the date of domestication of the Corporation to Nebraska as to which any director or officer requested indemnification from the Corporation prior to the date of domestication of the Corporation to Nebraska,
(A) is or was an officer or director of the Corporation or (B) is or was serving, in any capacity at the request of the Corporation, as a director, officer, partner, member, trustee, employee or agent of another domestic or foreign corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other entity, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. The indemnification provisions set forth herein shall apply to any situation arising before or after the date of domestication of the Corporation to Nebraska.

                                   ARTICLE IX

                                   Amendments
                                   ----------

Amendments to these Articles of Incorporation may be adopted by a two-thirds vote of all the directors, approved by the Nebraska Department of Insurance, and approved by a two-thirds vote of all the stock voted in person or by proxy at an annual or legally called special meeting.

                                    ARTICLE X

                                 Effective Time
                                 --------------

These Articles of Incorporation shall be effective at 5:30 p.m. (Eastern Time) on April 27, 2018.

IN WITNESS WHEREOF, Metropolitan Tower Life Insurance Company has caused these Amended and Restated Articles of Incorporation of Metropolitan Tower Life Insurance Company to be executed by its President and Secretary this 27 day of March, 2018.

                                       METROPOLITAN TOWER LIFE INSURANCE COMPANY

                                       By: /s/ Marlene Debel
                                           -------------------------------------
                                           Marlene Debel
                                           President

                                       and /s/ Tyla Reynolds
                                           -------------------------------------
                                           Tyla Reynolds
                                           Secretary

                                STATE OF NEBRASKA

United States of America,    } ss.                            Secretary of State
State of Nebraska            }                                State Capitol
                                                              Lincoln, Nebraska

                   I, John A. Gale, Secretary of State of the
                   State of Nebraska, do hereby certify that

THE ATTACHED IS A TRUE AND CORRECT COPY OF ARTICLES OF MERGER OF

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

A MISSOURI CORPORATION, NOT QUALIFIED IN NEBRASKA, MERGING INTO

                    METROPOLITAN TOWER LIFE INSURANCE COMPANY

WITH METROPOLITAN TOWER LIFE INSURANCE COMPANY AS THE SURVIVOR,

WITH REGISTERED OFFICE LOCATED IN LINCOLN, NEBRASKA AS FILED IN THIS OFFICE ON APRIL 16, 2018 WITH AN EFFECTIVE DATE OF APRIL 27, 2018 AT 5:32 P.M. EASTERN TIME.

           THIS CERTIFICATE IS NOT TO BE CONSTRUED AS AN ENDORSEMENT,
        RECOMMENDATION, OR NOTICE OF APPROVAL OF THE ENTITY'S FINANCIAL
                CONDITION OR BUSINESS ACTIVITIES AND PRACTICES.

         In Testimony Whereof,
                                             I have hereunto set my hand and
                                              affixed the Great Seal of the
             [LOGO OF SEAL]                 State of Nebraska on this date of
                                                     APRIL 16, 2018


                                                    /s/ John A. Gale
                                                        ------------------------
                                                        John A. Gale

                                                        Secretary of State

                               ARTICLES OF MERGER

                                       OF

                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                      (A MISSOURI LIFE INSURANCE COMPANY)

                                      INTO

                    METROPOLITAN TOWER LIFE INSURANCE COMPANY
                      (A NEBRASKA LIFE INSURANCE COMPANY)

     Pursuant to Section 21-2,166 of the Nebraska Model Business Corporation Act, Metropolitan Tower Life Insurance Company, a Nebraska corporation, and General American Life Insurance Company, a Missouri corporation, do hereby certify the following Articles of Merger.

     FIRST: The names of the parties to the merger are Metropolitan Tower Life Insurance Company, a Nebraska corporation ("MTL"), and General American Life Insurance Company, a Missouri corporation ("GALIC").

     SECOND: MTL is the Survivor in the merger.

     THIRD: The Plan of Merger does not contain any amendments to the Articles of Incorporation of MTL as Survivor.

     FOURTH: The Plan of Merger was duly approved by the sole stockholder of the Survivor in the manner required by the Nebraska Model Business Corporation Act and the Survivor's Amended and Restated Articles of Incorporation.

     FIFTH: The participation of GALIC as a party to the merger was duly authorized by the laws of the State of Missouri.

     SIXTH: The effective time of the merger effected hereby shall be 5:32 p.m. (Eastern Time) April 27, 2018 (the "Effective Time").
                                    --------------

     SEVENTH: These Articles of Merger are being filed with a delayed Effective Time as permitted under Section 21-206 of the Nebraska Model Business Corporation Act. On the date of execution and filing of these Articles of Merger, MTL is a Delaware corporation which is in the process of domesticating to Nebraska pursuant to Nebraska insurance and corporate law. MTL will be a Nebraska corporation prior to the Effective Time specified in Article Sixth of these Articles of Merger.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, each party to the merger has caused these Articles of Merger to be signed by its authorized officer this 27 day of March, 2018.

                                       METROPOLITAN TOWER LIFE INSURANCE COMPANY

                                       By: /s/ Marlene Debel
                                           -------------------------------------
                                           Name: Marlene Debel
                                           Title: President

                                       GENERAL AMERICAN LIFE INSURANCE COMPANY

                                       By: /s/ Marlene Debel
                                           -------------------------------------
                                           Name: Marlene Debel
                                           Title: President

                            ARTICLES OF DOMESTICATION

                                       OF

                    METROPOLITAN TOWER LIFE INSURANCE COMPANY
                    -----------------------------------------

Metropolitan Tower Life Insurance Company (the "Corporation") hereby submits these Articles of Domestication pursuant to NEB.REV.STAT.21-2,129.

     1. The name of the Corporation immediately before the filing of these Articles of Domestication was Metropolitan Tower Life Insurance Company. The Corporation shall use the same name as domesticated in Nebraska.

     2. The jurisdiction of incorporation of the Corporation immediately before the filing of these Articles of Domestication was Delaware. The Corporation was incorporated as a Delaware domestic life insurance company on March 4, 1982.

     3. Domestication of the Corporation in Nebraska was duly authorized as required by the laws of the State of Delaware, the jurisdiction in which the Corporation was incorporated immediately before its domestication in Nebraska.

     4. Amended and Restated Articles of Incorporation for the Corporation are attached hereto as Exhibit A and incorporated herein by reference.

     5. The effective time of the domestication effected hereby shall be 5:30 p.m. (Eastern Time) April 27, 2018 (the "Effective Time").
                                         --------------

     IN WITNESS WHEREOF, Metropolitan Tower Life Insurance Company has caused these Articles of Domestication of Metropolitan Tower Life Insurance Company to be executed by its President and Secretary this 27 day of March, 2018.

                                       METROPOLITAN TOWER LIFE INSURANCE COMPANY

                                       By: /s/ Marlene Debel
                                           -------------------------------------
                                           Marlene Debel
                                           President

                                       By: /s/ Tyla Reynolds
                                           -------------------------------------
                                           Tyla Reynolds
                                           Secretary

                          EXHIBIT A TO THE ARTICLES OF
                      DOMESTICATION - AMENDED AND RESTATED
                          ARTICLES OF INCORPORATION OF
                       METROPOLITAN TOWER LIFE INSURANCE
                                     COMPANY

                              AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                       OF
                   METROPOLITAN TOWER LIFE INSURANCE COMPANY
                             a Nebraska corporation

Metropolitan Tower Life Insurance Company (the "Corporation") hereby adopts the following Amended and Restated Articles of Incorporation for the Corporation. The Corporation was originally incorporated as a Delaware domestic life insurance company under the name Metropolitan Tower Insurance Company on March 4, 1982. Effective March 25, 1982, the Corporation changed its name to METROPOLITAN TOWER LIFE INSURANCE COMPANY. The Corporation is executing and filing these Amended and Restated Articles of Incorporation ("Articles of Incorporation") pursuant to the applicable provisions of the Nebraska Model Business Corporation Act and the insurance laws of the State of Nebraska for the purpose of redomesticating the Corporation to Nebraska (the "Redomestication").

                                    ARTICLE I
                              Name of Corporation
                              -------------------

The name of this corporation is Metropolitan Tower Life Insurance Company.

                                   ARTICLE II
                         Registered Office and Address
                         -----------------------------

The street address of the initial registered office shall be c/o C T Corporation System, 5601 South 59th Street, Lancaster County, Lincoln, Nebraska 68516 and the name of the registered agent shall be C T Corporation System, 5601 South 59th Street, Lancaster County, Lincoln, Nebraska 68516.

                                   ARTICLE III
                                Authorized Shares
                                -----------------

The aggregate number of shares which the Corporation shall have authority to issue is 6,000 shares of stock consisting of Preferred Common and Common Stock.

The total number of shares of Preferred Stock that this Corporation shall have authority to issue is 2,000 shares, each with a par value of $1.00.

The total number of shares of Common Stock that this Corporation shall have authority to issue is 4,000 shares, each with a par value of $2,000.00.

The terms, including the preferences, limitations, voting powers and relative rights of the Preferred Stock are as follows: This Corporation's Board of Directors shall have the full authority permitted by law to divide the authorized and unissued shares of Preferred Stock into series, and to provide for the issuance of such shares (in an aggregate amount not exceeding the aggregate number of shares of Preferred Stock authorized by these Articles of Incorporation (as amended or restated from time to time)), as determined from time to time by the Board of Directors and stated, before the issuance of any shares thereof, in the resolution or resolutions providing for the issuance thereof. The Board of Directors shall have the authority to fix and determine and to amend the number of shares of any series of Preferred Stock that is wholly unissued or to be established and to fix and determine and to amend the designation, preferences, voting powers and limitations, and the relative, participating, optional or other rights, of any series of shares of Preferred Stock that is wholly unissued or to be established, including, without limiting the generality of the foregoing, the voting rights relating to shares of such series of Preferred Stock, the rate of dividend to which holders of shares of such series of Preferred Stock may be entitled, the rights of holders of shares of such series of Preferred Stock in the event of liquidation, dissolution or winding up of the affairs of this Corporation, the rights of holders of shares of such series of Preferred Stock to convert or exchange shares of such series of Preferred Stock for shares of any other capital stock or for any other securities, property or assets of this Corporation, and whether or not the shares of such series of Preferred Stock shall be redeemable and, if so, the term and conditions of such redemption. Before this Corporation shall initially issue shares of a series of Preferred Stock created under the applicable provisions of the Nebraska Model Business Corporation Act, articles of amendment setting forth the terms of such series in a form meeting the applicable requirements of the Nebraska Model Business Corporation Act shall be filed with the Secretary of State of the State of Nebraska in the manner prescribed by the Nebraska Model Business Corporation Act, and shall be effective without shareholder approval.

The terms, including the preferences, limitations, voting powers and relative rights of the Common Stock (subject to the preferences and rights of the Preferred Stock as determined by a resolution or resolutions of the Board of Directors pursuant to Section III of these Articles of Incorporation) are as follows: Except as otherwise expressly provided in these Articles of Incorporation or required pursuant to applicable law, each holder of Common Stock shall have the unlimited power to vote and in furtherance thereof, be entitled to one (1) vote for each share of Common Stock held as of the applicable record date on any matter that is submitted to a vote of the shareholders of this corporation (including, without limitation, any matter voted on at a shareholders' meeting).

                                   ARTICLE IV
                             Purpose of Corporation
                             ----------------------

The general nature of the business and the purposes of the Corporation shall be to issue all lines of insurance which are permitted under Nebraska Revised Statutes Section 44-201, as now or hereafter existing.

The Corporation shall have all incidental powers customarily exercised by such corporations for processing and developing its business as may be permitted or authorized. It shall also have power to exercise any general or specific grants of power provided in the statutes of the State of Nebraska.

                                    ARTICLE V
                                  Organization
                                  ------------

The Corporation is organized under the Statutes of the State of Nebraska and shall conduct its business pursuant to the Nebraska Statutes now or hereafter applicable to such a corporation. The operation of the Corporation may be extended to any other state, territory, or foreign country with power to comply with all legal and regulatory requirements and demands thereof when and as authorized by the Board of Directors. Said Board may authorize and approve the issuance of policies, and fix the premiums relating thereto.

                                   ARTICLE VI
                             Officers and Directors
                             ----------------------

The officers of the Corporation shall consist of such officers as the Bylaws may provide. The manner of election of officers and the terms of such officers shall be such as the Bylaws may provide.

The Board of Directors of the Corporation shall consist of such number of directors as shall be specified in the Bylaws of the Corporation. The directors shall be elected, in such class or classes and for such term or terms as the Bylaws may provide. The Board of Directors shall have the general management and control of the business of the Corporation.

                                   ARTICLE VII
                         Personal Liability of Directors
                         -------------------------------

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for: (i) the amount of a financial benefit received by a director to which the director is not entitled, (ii) an intentional infliction of harm on the Corporation or its shareholders, (iii) a violation of Section 21-2,104 of the Nebraska Model Business Corporation Act (including paying or approving a dividend which is in violation of Nebraska law), or (iv) an intentional violation of criminal law.

If the Nebraska Model Business Corporation Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of this Corporation shall be eliminated or limited to the fullest extent permitted by the Nebraska Model Business Corporation Act as so amended.

Any repeal or modification of the foregoing Article VII by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                  ARTICLE VIII
                   Indemnification of Directors and Officers
                   -----------------------------------------

To the fullest extent permitted by the laws of the State of Nebraska, the Corporation shall indemnify any person, who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal, by reason of the fact that such person (i) is or was a director or officer of the Corporation (but not also an employee of the Corporation or any of its affiliates) or (ii) with respect to acts or omissions prior to the date of domestication of the Corporation to Nebraska as to which any director or officer requested indemnification from the Corporation prior to the date of domestication of the Corporation to Nebraska,
(A) is or was an officer or director of the Corporation or (B) is or was serving, in any capacity at the request of the Corporation, as a director, officer, partner, member, trustee, employee or agent of another domestic or foreign corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other entity, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. The indemnification provisions set forth herein shall apply to any situation arising before or after the date of domestication of the Corporation to Nebraska.

                                   ARTICLE IX
                                   Amendments
                                   ----------

Amendments to these Articles of Incorporation may be adopted by a two-thirds vote of all the directors, approved by the Nebraska Department of Insurance, and approved by a two-thirds vote of all the stock voted in person or by proxy at an annual or legally called special meeting.

                                    ARTICLE X
                                 Effective Time
                                 --------------

These Articles of Incorporation shall be effective at 5:30 p.m. (Eastern Time) on April 27, 2018.

IN WITNESS WHEREOF, Metropolitan Tower Life Insurance Company has caused these Amended and Restated Articles of Incorporation of Metropolitan Tower Life Insurance Company to be executed by its President and Secretary this 27 day of March, 2018.

                                       METROPOLITAN TOWER LIFE INSURANCE COMPANY

                                       By: /s/ Marlene Debel
                                           -------------------------------------
                                           Marlene Debel
                                           President

                                       and /s/ Tyla Reynolds
                                           -------------------------------------
                                           Tyla Reynolds
                                           Secretary